UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

Apollo Infrastructure Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56561	92-3084689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 42nd Floor, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of N. John Lancaster to the Board as a Director

On October 2, 2023, pursuant to a written consent (the “Consent”) by Apollo Principal Holdings VI, L.P., the holder of all outstanding V Shares of the Company, N. John Lancaster was appointed to the Board of Directors (the “Board”) of Apollo Infrastructure Company LLC (the “Company” or “AIC”).

Mr. Lancaster is an independent director of AIC. Mr. Lancaster is currently Managing Partner of Oyster Creek, LLC and has had a 25-year career as an investment professional with expertise in PE Fund management and investing across the energy and power industry. Before establishing Oyster Creek, Mr. Lancaster was a Partner at Riverstone Holdings, LLC. Previously, he was a Director at the Beacon Group LLC and a Vice President at Credit Suisse First Boston. He currently serves on the board of directors of Authentix Inc. He has been an investor, advisor, and Board member for over 30 public and private companies in the United States and abroad, ranging from start-up to multi-billion-dollar enterprises. Previous public company board roles include Cobalt International Energy, Inc., Crestwood Equity Partners LP, Oasis Petroleum Inc., Liberty Oilfield Services, Inc., and Magellan Midstream Partners, L.P. Mr. Lancaster received a B.A. in Business Administration from the University of Texas and a Master of Business Administration from Harvard University.

There are no arrangements or understandings between Mr. Lancaster, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Lancaster was selected as a Director. There are no related party transactions between the Company and Mr. Lancaster (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Lancaster does not have any family relationships with any of the Company’s directors or executive officers.

The Company will enter into its standard form of indemnification agreement with Mr. Lancaster.

Appointment of Christine Benson Schwartzstein to the Board as a Director

On October 2, 2023, pursuant to the Consent, Christine Benson Schwartzstein was appointed to the Board as a Director.

Ms. Benson is an independent director of AIC. Ms. Benson is currently a director of Talen Energy and has nearly 20 years of experience in natural resources risk management, capital markets, and investing. She previously served as a member of Orion Infrastructure Capital’s Senior Advisory Board after retiring as a Managing Director and Investment Principal in 2022. Before joining Orion Infrastructure Capital, Ms. Benson spent 17 years in various roles at Goldman Sachs. Most recently, she was a Managing Director in the Financing Group on the Structured Finance and Risk Management team in the Investment Banking Division; there she was responsible for the firm’s commodity structured finance efforts within Investment Banking. Prior to that, Ms. Benson was a Managing Director on the Energy Sales and Structuring teams in the Securities Division. She began her career at Goldman Sachs in 2004 as an analyst on the Energy team. Ms. Benson serves on a Harvard School Committee in New York City after acting as a co-chair from 2017 to 2023. She previously served on the Board of Directors for the Women’s Energy Network - Greater New York City Chapter, Inc. Ms. Benson received an A.B. in Earth and Planetary Sciences, magna cum laude, from Harvard University in 2004.

There are no arrangements or understandings between Ms. Benson, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Ms. Benson was selected as a Director. There are no related party transactions between the Company and Ms. Benson (or any of her immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Ms. Benson does not have any family relationships with any of the Company’s directors or executive officers.

The Company will enter into its standard form of indemnification agreement with Ms. Benson.

Appointment of David Small to the Board as a Director

On October 2, 2023, pursuant to the Consent, David Small was appointed to the Board as a Director.

Mr. Small is an independent director of AIC. Mr. Small retired from Verizon Communications after a 31 year career in a number of senior executive roles. Mr. Small was Executive Vice President of Global Field Operations and Assurance from 2016 to 2019, and was responsible for leading field construction and operations employees for the Verizon Wireless, Telecom and Business networks across the globe. Prior to this role, Mr. Small was the Executive Vice President and Chief Operating Officer of Verizon Wireless. Prior to this, Mr. Small was Chief Platform Officer of Verizon, Chief Technology Officer of Verizon Wireless, and President of Verizon’s wholesale business. Earlier in his career he had many engineering, marketing, sales, and operational roles at Verizon and predecessor companies. Mr. Small currently also serves as an independent director of Acropolis Infrastructure Acquisition Corp. and is chair of the Audit Committee (since March 2021). Mr. Small currently serves as an operating partner of Snowhawk (since May 2022). Mr. Small is also on the board of KidsPeace and is the Chair of the Finance Committee. He previously served on the board of directors of Hylan Datacom from May 2020 to January 2022. Mr. Small received his Bachelor’s degree in Mechanical Engineering from Purdue University, and his Master of Business Administration from Ball State University.

There are no arrangements or understandings between Mr. Small, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Small was selected as a Director. There are no related party transactions between the Company and Mr. Small (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Small does not have any family relationships with any of the Company’s directors or executive officers.

The Company will enter into its standard form of indemnification agreement with Mr. Small.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO INFRASTRUCTURE COMPANY LLC

Date: October 4, 2023	/s/ Yvette Novo
Yvette Novo
Chief Financial Officer